EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C., SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY SECTION OF 2002

In connection with the Quarterly Report of New Ulm Telecom, Inc. on Form 10-Q for the period ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Curtis O. Kawlewski, Chief Financial Officer of the New Ulm Telecom, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New Ulm Telecom, Inc.

Date: May 12, 2010	By	/s/ Curtis O. Kawlewski
Curtis O. Kawlewski
Chief Financial Officer

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